UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2010

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1560 West 190th Street, Torrance, California		90501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Enova Systems, Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Meeting”) was held on December 7, 2010. At the Meeting, the six directors named in the Proxy Statement were re-elected to serve as directors until the Company’s 2011 Annual Meeting of Stockholders and the appointment of PMB Helin Donovan LLP as the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year was ratified. To the extent applicable, set forth below are the number of votes cast for, against and withheld for each such matter, as well as the number of abstentions and broker non-votes.

(1)	Election of six directors named in the Proxy Statement to serve on the Board of Directors until the 2011 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Richard Davies	17,715,284	41,625	5,179,477
John J. Micek	17,715,241	41,668	5,179,477
Edwin O. Riddell	17,713,889	43,020	5,179,477
Roy S. Roberts	17,712,302	44,607	5,179,477
Michael Staran	17,709,458	47,451	5,179,477
John R. Wallace	17,713,845	43,064	5,179,477

(2)	Ratification of the appointment of PMB Helin Donovan LLP as the Company’s independent registered public accounting firm for the Company’s fiscal 2010 year.

For	Against	Abstain	Broker Non-Votes
22,873,891	34,720	27,775	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

December 9, 2010	By:	Jarett Fenton

Name: Jarett Fenton
Title: Chief Financial Officer